April 2011 Exhibit 99.1

Important Disclosures
Forward-Looking Statements
These materials contain various forward-looking statements that are based on assumptions and describe our future plans and strategies and our expectations. These forward-
looking statements are generally identified by words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar words. Our ability to predict results or the actual effect of future plans or strategies is uncertain. Factors which could cause actual results to differ materially from those anticipated include, but are not limited to the continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; our ability to implement our acquisition strategy and the applicability of the FDIC Statement of Policy on Qualifications for Failed Bank Acquisitions to us; the credit risks of lending activities, which may be affected by further deterioration in the real estate market, may lead to decreased loan delinquencies, losses and nonperforming assets in our loan portfolios, and may result in our allowance for loan losses not being adequate to cover actual losses, and require us to materially increase our reserves; changes in general economic conditions, either nationally or in our market area; changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources;
fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area;
results of examinations of us by the Office of Thrift Supervision or by other regulatory authorities, including our compliance with our Memorandum of Understanding and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business, including changes in the interpretation of regulatory capital or other rules; our ability to control operating costs and expenses; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; the network and computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; adverse changes in the securities markets; earthquake, fire or other natural disasters affecting the condition of real estate collateral; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; inability of key third-party providers to perform their obligations to us;
changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; war or terrorist activities; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services and the other risks described as detailed in the Company’s reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and subsequently filed
Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. As used herein, the “Company,” “we,” “us” and “our” refer to First PacTrust Bancorp, Inc. and the “Bank” refers to Pacific Trust Bank, a wholly owned subsidiary of the Company.
Analysts Information
The “rating” and “price target” information set forth on page 12 herein was obtained from reports published by the respective securities analysts listed.  The Company has no affiliation with these analysts and did not participate in the preparation of their reports.  By including this rating and price target information herein, the Company does not in any way endorse or support such information or assume any responsibility for its accuracy.  Nor does the inclusion of this information represent an opinion, forecast, estimate or prediction of the Company regarding the future performance of the Company or its stock price or the advisability of investing in the Company’s stock.  There may be analysts other than those listed herein who have issued, or in the future may issue, ratings and price targets for the Company’s stock that differ materially from those contained herein.  The ratings and price targets contained herein are the most recent available and are subject to change, and the Company assumes no responsibility or obligation to update this material for any such change or to continue to include ratings and/or price targets issued by any analysts, including those listed herein.

NAME (CHARTER TYPE) 12/31/2007 12/31/2008 12/31/2009
MOST
RECENT
California Bank & Trust (STATE) 1 1 1 1
Pacific Western Bank (STATE) 2 2 2 2
Imperial Capital Bank (STATE) 3 3 FAIL FAIL
La Jolla Bank (FEDERAL) 4 4 3 FAIL
San Diego National Bank (FEDERAL) 5 5 FAIL FAIL
Bank of Internet USA (FEDERAL) 6 6 4 3
PACIFIC TRUST BANK (FEDERAL) 7 7 6 5
Torrey Pines Bank (STATE) 8 8 5 4
1st Pacific Bank of California (STATE) 9 10 9 FAIL
Metro United Bank (STATE) 10 9 7 6
Regents Bank (FEDERAL) 11 12 10 7
Silvergate Bank (STATE) 12 11 8 8
Balboa Thrift and Loan Association (STATE) 13 13 12 11
Discovery Bank (STATE) 14 16 NA NA
Security Business Bank of S.D. (STATE) 15 14 13 12
Home Bank of California (STATE) 16 17 14 15
California Community Bank (STATE) 17 15 11 10
Neighborhood National Bank (FEDERAL) 18 18 16 14
San Diego Trust Bank (STATE) 19 NA 15 13
Rancho Santa Fe Thrift & Loan (STATE) 20 20 NA NA
Borrego Springs Bank (FEDERAL) NA 19 20 16
San Diego Private Bank (STATE) NA NA 17 17
First Business Bank (FEDERAL) NA NA 18 18
Seacoast Commerce Bank (STATE) NA NA 19 19
Coronado First Bank (STATE) NA NA NA 20
Community Roots
Chartered by the U.S. Office of Thrift Supervision
Insured by the FDIC
Founded in 1941 with 70 years of continuous
operations (public since 2002)
Former credit union for Rohr, Inc.
95 employees and 18,000 depository relationships
Branch Network
10 banking locations, including 7 full service branches
11
th
branch to open in June 2011
Member of CU Service Center Network with over
4,100 shared branch locations throughout the U.S.
0.80% cost of deposits with no brokered funds
Funding costs continue to trend down
Credit Underwriting
Average FICO score at origination of 739
Average LTV at origination of 58%
No construction or subprime loans. Limited land loans
31 non-performing loans ($19.6 million, net of SVAs),
31 as TDRs ($22.3 million), and 8 OREO assets ($6.4
million)
Attractive Market
1
st
Deed of Trust SFR mortgages focused in beach
cities throughout the San Diego area (i.e., La Jolla,
Coronado, Rancho Santa Fe, Del Mar and Carlsbad)
Rebounding home prices in San Diego since Q3-09
Strong Capital Partners
Completed $60 million capital raise led by TCW & COR
Capital
Ranking for Largest Community Bank Franchises in San Diego by Assets *
*Source:  FDIC Website as of 6/30/2010.
Overview

CAMEL Summary -3/31/11
ASSETS
CAPITAL
MANAGEMENT
EARNINGS
LIQUIDITY
Positioned for growth
Exceeds regulatory capital standards
for “well-capitalized” banks.  Capital
to support up to $1.0 billion  of
organic growth without need for
new capital.   Capacity to acquire
added capital for accretive
transactions ($250 million shelf)
Significant capacity to originate or
acquire meaningful volumes of CRE
and small business (C&I) loans
Management team with diverse
experience in executing
consolidation strategy in Southern
California market
Key Metrics
$13.94 Tangible Common Equity per share
$135.7 million Tangible Common Equity
16.3%  Tangible Common Equity (Bank)
16.0% Tier 1 Risk-Based (Bank)
17.3% Total Risk-Based (Bank)
$157.3 million market cap
$835.0 million of assets
$681 million total gross loans, 83% first deed of
trust SFRs
1.75% loan loss reserve
$74 million security portfolio, plus $23.7 million
in interest bearing deposits
Prudent approach to underwriting & lending and
proven ability to transform “thrifts” into
community banks.
Executive team responsible for 17 bank
acquisitions / integrations in California
Deep expertise with unassisted and FDIC
assisted acquisitions.
$2.0 million core earnings in Q1 2011
Net interest margin 3.63%  (Q1)
$0.105 first quarter dividend
$634 million deposits, no brokered deposits
0.80% cost of deposits
$60 million of FHLB borrowings
$102 million in cash and securities

1. Organic Growth 2. Traditional M&A 3. FDIC-Based M&A
Increase market penetration within the
Bank’s primary footprint and expand into
neighboring regions
— Acquire prime branch locations from
distressed sellers or the FDIC
— Open new retail banking locations and
staff with well known community
bankers to attract core deposits
— Enhance loan and deposit product set
— Establish high quality C&I and
community banking relationships
Diversify portfolio and prudently deploy
capital by originating high quality
commercial real estate and C&I loans
— Hire great talent with strong
production and risk management skills
— Exploit high market demand resulting
from limited supply of lenders in
Southern California
— Strengthened balance sheet, strong
credit and pricing with  reduced
concentration risk
Selectively explore traditional
acquisitions
Focus on banks with the following
characteristics
— Privately held or limited trading
liquidity
— Subscale (< $1.5 billion in assets)
— Broken business models
— Enlightened boards and management
teams that understand the “new
paradigm” in banking as well as the
value of partnering with a strong
community bank.
Strategic benefits to franchise
development
— Markets
— Products
— People
Pursue strategic transactions with FDIC
assistance
— Focus on smaller banks (i.e., $500
million in assets and less) in attractive
markets
— FDIC’s troubled list is currently over
800 banks
Acquire attractive assets from the FDIC
— Acquired La Jolla branch in November
2010 from FDIC
— Acquired San Marcos branch in
February 2011 from FDIC
— Additional properties and notes may
become available
Growth Strategy

Keys to Success
Mission Statement:
To be the premier
community bank in
Southern California
serving the needs of
growing families, high net
worth individuals,
professionals, small to mid
sized businesses and their
owners
Market
Opportunity
Management
Team
Access to
Capital
Strong
Balance
Sheet
Scalable
Business

Officer Position Experience
Greg Mitchell President & CEO
First Pac Trust Bancorp
Transformed a thrift with six branches and $700
million in assets to what became California
National Bank.  68 branches and $7.7 billion in
assets
Investment banker focusing on regional banks
in the Western United States
Former regulator with OTS, founder of Capital
Assistance Group for troubled thrifts during
RTC
Richard Herrin Chief Administrative
Officer
FDIC regulator until 2010; Special Operations
Group overseeing distressed financial institutions;
Receiver In Charge of failed banks; Asset
Management Group for Western Region
Southern California community banker with
deep credit, operations and asset management
experience
Matt
Bonaccorso
Chief Credit Officer Managed the Western operation of Special
Assets Group at U.S. Bank
30+ years of banking experience including eight
years as Chief Credit Officer at California National
Bank
Hans Ganz President & CEO, Pacific
Trust Bank
Grew First Pacific Trust Bank from a four branch
credit union with $200 million of assets to a
publicly traded thrift with 9 branches and $900
million of assets
Deep expertise in residential lending focused in the
Southern California market
Recent Additions to
Management Team include
Gaylin Anderson (Chief Retail
Officer), and Chang Liu (Chief
Lending Officer) and Joseph
Abraham (Credit Services)
Team members have successfully
transformed a small Southern
California based thrift into a
regional bank with 68 branches
and $7+ billion in assets and
robust levels of organic loan
production
Team members have overseen
the acquisition and integration of
more than 17 banks in California
Team members possess deep
skill and insights in unassisted
and assisted acquisitions as well
as other FDIC opportunities
Equity  ownership of insiders
exceeds 30% of fully-diluted
shares outstanding
Management Team

5%
11.14%
6%
14.92%
10%
16.17%
0.00%
4.00%
8.00%
12.00%
16.00%
20.00%
Tier 1 Leverage Ratio Tier 1 Risked Based
Capital
Total Risk-Based
Capital
Well Capitalized Minimum FPTB
Access to Capital
Pacific Trust Bank’s equity capitalization exceed “well-
capitalized” levels by $40 million
—Could support more than $450+ million in added CRE assets
without exceeding concentration limits
—Eligible to apply for up to $32 million of additional Tier 1 capital via the Small Business Lending Fund
—100% of capital would be tangible equity with no TRUPS,
goodwill or debt
Strong institutional investor base led by Trust Company of the
West and COR Capital
Example Opportunity
Small Business Lending Fund (SBLF)
Enacted into law by President Obama as part of the
Small Business Jobs Act of 2010, the SBLF
encourages lending to small businesses by providing
Tier 1 capital to qualified community banks with less
than $10 billion in assets.  Banks with less than $1
billion in capital as of 12/31/09 will be given priority
of approval.  The U.S. Treasury will charge a rate of
as low as 1% for  five years to banks that increase
lending to small business by 10%.
Subject to the support of its regulators and approval
by the Department of Treasury, First PacTrust:
qualifies for participation in SBLF;
meets the regulatory conditions for
approval;
qualifies for priority approval; and
is eligible to receive up to $32 million in
Tier 1 capital
Note:  Ratios as of 12/31/10.
Bancorp maintains 16.3% tangible equity to total assets

Southern California Banks with Assets < $1.0 Billion*
Market Opportunity
1. Banks with less than $500 million to $1 billion in assets in Southern California are sub-scale and face increasing
difficulties achieving profitability.  These include
concentration risks, regulatory pressure to consolidate,
and difficulties raising capital.
2. First PacTrust is well positioned to be a leading
consolidator of the market with a liquid, public
currency, strong management team, scalable balance
sheet and profitable business with attractive dividend.
Banks facing increased regulatory and earnings
pressure are more and more likely to seek better-
capitalized, well-equipped partners such as First
PacTrust Bancorp.
— There are nearly 150 potential consolidation targets
with < $1 Billion in assets headquartered within First
PacTrust’s footprint.
— First PacTrust can offer public stock in a transaction
that provides tax efficiency to potential targets.
— Most of the other acquirers are either too large to
focus on sub $500 million to $1 billion banks or are
private, cash buyers without the ability to provide
targets with continuing bank exposure.
Service Area Number Assets ($mm) Assets/Bank ($mm)
Los Angeles Service Areas 88 $24,555,905 $279,044
San Diego/Orange County Service Areas 58 $14,865,761 $256,306
Grand Total 146 $39,421,666 $270,011
*Source: FDIC website with 9/30/10 reported data.
Los Angeles Service Area include Long Beach, Santa Ana, Oxnard, Thousand Oaks, and Ventura.  San Diego/Orange County Service areas include Riverside, San
Bernardino, Ontario, Carlsbad, and San Marcos.
Rationale Belief

$102 million of cash and securities including fed funds,
agencies and RMBS/Re-REMICs
— Marked to market accounting based on independent
valuations provided by Red Pine- Houlihan Lokey
— Strong investment returns historically including 2008-
2011
$634 million in deposits
— No brokered deposits
— Green accounts tie deposit accounts to borrowers
outstanding balance increasing relationship with
clients
— $60 million FHLB borrowings
— Stable, growing funding base
Ability to take advantage of massive displacement of
quality bankers ,premium retail banking locations and
disaffected consumers (organic growth)
Project moderate growth in low cost deposits as PacTrust
rolls-out small business and community banking
initiatives
Strong Balance Sheet
No debt or preferred stock (repaid TARP in 2010)
17.27% Total Risk Based Capital
$37 million in excess capital
Eligible for Small Business Lending Fund, active shelf
registration and strong relationships with potential
capital partners
$653 million of performing loans comprised primarily of
first deeds of trust on SFR
— Performing loans held at book value
— Receive independent valuation of every SFR at least
twice per year from Data Quick
$34.1million of non-performing assets including non-
performing loans and OREO
— All NPAs receive updated appraisal upon entry into
NPA category and are marked at no more than 90% of
appraised value
Assets Liabilities

1. Community banks with strong and scalable balance
sheets, solid capital levels with access to capital markets, and proven management teams in achieving organic and
acquisitive growth will thrive in the current economic
and regulatory environment and have the ability to
produce superior returns to shareholders
2. With the capacity to originate or acquire more high-
quality CRE and C&I loans, Pacific Trust Bank  is
positioned to take advantage of limited competition and
high demand with the “small ticket” commercial real
estate segment
3. Due to its large SFR loan concentration and lack of
competition, First PacTrust can advance its other
commercial lending businesses
Numerous failures of both community and regional
banks in Southern California have left a massive void in
the lending market
Majority of displaced customers are “highly dissatisfied”
with their new bank
Due to the scarcity in supply of loan originators, First
PacTrust will benefit from advantageous credit and
pricing terms
Having previously overseen billions in bank assets, First
PacTrust’s management team has extensive experience
underwriting in these asset classes
— As numerous local banks seek additional capital to
strengthen balance sheets, absorb losses from legacy
positions, and meet regulatory capital requirements,
they are unable to meet the credit needs of credit-
worthy clients
— Many banks are prevented from lending in CRE & C&I
asset classes due to concentration limits
— Regulations limit exposure to each asset class to no
more than 350% its Tier 1 equity
Rationale Belief
Scalable Business

Price $16.17
As of 04/26/11
Yield / Div. 2.60% / $0.42
Market Cap $157.3M Avg Volume (3M) 29,657
Tangible Book Value $136.1M Volatility 28%
Shares Outstanding 9,729,066 Beta 0.50
Analyst Date Initiated Rating Price Target
Baird 10/15/2010 Overweight $21.00
Wunderlich 01/25/2011 Buy $20.00
Raymond James 12/30/2010 Buy $19.00
B. Riley 4/12/2011 Buy $19.00
DA Davidson 2/18/11 Buy $19.00
FIG Partners 12/27/2010 Overweight $17.50
Sandler O'Neill 12/30/2010 Buy $16.50
Relative Performance
October November December
2011 2010
Execution
Q3 Earnings
reported
$3.0 million
Net income ,
$0.66 EPS
Annc’d
purchase
of La Jolla
branch
from FDIC
Annc’d
completion
of $60M
private
placement
Annc’d
100% div.
increase
from 5 cents/q
to 10 cents/q
Bancorp sold
subordinated
debt at $3.5M
gain to
Book value
Full
repayment
of $19.3M
in TARP
funds
Annc’d
Purchase of
San Marcos
branch
from FDIC
Acquisition
of
Whole Bank(s)
Branch
acquisitions
and de novo
openings
Commercial
lending
rollout
Asset
purchases
Upgrade
systems and
infrastructure
Current Activities
Market Beginning to Recognize
Execution
Note: Market info as of 04/26/2011. The “rating” and “price target” information set forth herein was obtained from reports published by the respective securities analysts listed.  The
Company has no affiliation with these analysts and did not participate in the preparation of their reports.  By including this rating and price target information herein, the
Company does not in any way endorse or support such information or assume any responsibility for its accuracy.  Nor does the inclusion of this information represent an opinion, forecast, estimate or prediction of the Company regarding the future performance of the Company or its stock price or the advisability of investing in the Company’s stock.  There may be analysts other than those listed herein who have issued, or in the future may issue, ratings and price targets for the Company’s stock that differ materially from those contained herein.  The ratings and price targets contained herein are  the most recent available and are subject to change, and the Company assumes no responsibility or obligation to update this material for any such change or to continue to include ratings and/or price targets issued by any analysts, including those listed herein.

Dividend Paying Banks, < $2.5b in Assets, Raised > $30m since 1/2009
FPTB stock
price would
need to
appreciate
21% to reach
peer median
Company Name Ticker City State Stock Price ($) TBV ($)
Price  /
TBV
Bank of Commerce Holdings BOCH Redding CA 4.40 4.75 88.5
CNB Financial Corporation CCNE Clearfield PA 13.68 8.31 164.6
First of Long Island Corporation FLIC Glen Head NY 25.72 17.99 143.0
Lakeland Financial Corporation LKFN Warsaw IN 21.45 15.27 140.5
MidSouth Bancorp, Inc. MSL Lafayette LA 14.16 10.57 134.0
Orrstown Financial Services, Inc. ORRF Shippensburg PA 26.59 17.50 151.9
Pacific Continental Corporation PCBK Eugene OR 9.50 8.22 115.6
Sterling Bancorp STL New York NY 10.55 5.93 177.9
Tower Bancorp, Inc. TOBC Harrisburg PA 22.11 19.41 113.9
Univest Corp of Pennsylvania UVSP Souderton PA 16.74 12.73 131.5
Washington Banking Company WBCO Oak Harbor WA 13.95 9.71 143.7
Average 136.8
Median 140.5
First PacTrust Bancorp, Inc. FPTB Chula Vista CA 16.17 13.94 116.0
Trading price as of April 26, 2011
Source: Bloomberg
Market Valuation of Peers

Delivering Strong Earnings During
Growth Phase
$2.0 million in core earnings in the first quarter of 2011
— Historically strong core earnings have enabled First PacTrust Bancorp to charge-off or reserve for credit losses while providing cumulative net earnings for the period 2008-2011
$0.42 (annualized)/ share cash dividend (5% Q1 increase)
Net interest margin of 3.63% for the quarter ended  3/31/2011
Note: Core earnings equals pre-tax earnings, plus provisions, less private placement expenses, less gain on sale of securities.
Opportunity for further NIM expansion as FHLB advances and higher-cost CDs mature in 2011

Business Plan
Grow core earnings by prudently
deploying capital into CRE and C&I
lending
Open 3-5 de novo branches in
Southern California
Complete $200 - $500 million of
accretive M&A activity (where
prudent)
Purchase high quality assets at
distressed prices
4%  + NIM
Low 50s efficiency ratio
1.2% ROAA
Reach critical mass (~$1 billion
assets) in each of Los Angeles
County, Orange County, and San
Diego County
Secure dividend with growth that
exceeds inflation
2011 Goals 5 Year Objectives

Why Invest in First PacTrust Bancorp?
First PacTrust is a profitable bank with a strong dividend
First PacTrust is well-positioned to be a lead bank consolidator in Southern California
—
With a scalable balance sheet, access to fresh capital, First PacTrust Bancorp is uniquely positioned to benefit from distress in the Southern California banking environment
—
First-rate management team with a solid track record of managing and growing larger institutions in the region will continue to “unlock” value and exploit opportunities
—
Publicly traded currency
—
Scalable balance sheet and strong opportunities to prudently originate new loans in CRE, construction, and C&I asset classes
First PacTrust offers investors an attractive investment opportunity
—
Currently trading at slight premium to tangible book value -- a significant discount to peers
—
Top notch management team
—
Quantifiable loan portfolio

Appendix Appendix

17 Chula Vista Main Branch Chula Vista Admin Center El Cajon Branch Balboa Branch Rancho Bernardo Branch Temecula Branch Riverside Branch Chula Vista Riverside Mini Branches Franchise Map and Branches

Loan Breakdown as of 3/31/11
Pacific Trust Bank’s loan portfolio consists predominantly of 1-4 family loans making up 83%
of the Bank’s gross loans.
$676 million of gross loans
Loans were originated at an average 58% LTV
All underwritings used full appraisals and were
reviewed by senior management
Delinquency rate of watch list loans is low and
declining
100% of SFR portfolio is revalued twice per year
1-4 Unit Residential Balance
1
st
TD
$341,421,568
1
st
TD “Green” Accts $221,168,034
2
nd
TD
$657,548
Total $562,589,602
Non-Residential $54,556,989
Multifamily $32,594,522
Consumer $19,629,646
Land $6,038,750
C&I $904,432
Pacific Trust Bank Loan
Composition

A large concentration of Bank SFR loans are secured by collateral located in highly desirable beach communities , whereas the majority of foreclosure activity in San Diego County has taken place in southern or eastern parts of the County away from the coast.
Pacific Trust Bank Location of SFR
Loans
Area
# of
Loans
Bal Avg Bal
WA LTV
1. La Jolla 74 $106.8M $1.4M
48%
2. Pacific Beach 75 $55.2M $735K
55%
3. Coronado 40 $41.4M $1.0M
46%
4. Rancho Santa Fe (92067) 13 $19.2M $1.5M
59%
5. Rancho Bernardo  (92127) 14 $12.1M $867K
70%
6. North City West 19 $9.7M $513K
61%
7. Downtown 18 $9.2M $512K
80%
8. Hillcrest 18 $9.1M $504K
62%
9. Del Mar 10 $8.2M $821K
28%
10. Ocean Beach 13 $7.7M $594K
75%
City # Foreclosure Avg Mortgage Mkt %
A. Encanto 336 $237K 3.45%
B. Oceanside (92057) 280 $262K 2.88%
C. Chula Vista (91911) 279 $254K 2.87%
D. Spring Valley 276 $249K 2.84%
E. S. San Diego (92154) 266 $262K 2.73%
F. Chula Vista (91913) 254 $329K 2.61%
G. Escondido (92027) 251 $271K 2.58%
H. Santee 220 $273K 2.26%
I. Chula Vista (91910) 219 $300K 2.25%
J. Oceanside (92056) 217 $298K 2.20%

San Diego Market
Leading Southern
California recovery
Home price increase
9% since 2009 as
measured by S&P Case
Shiller Home Price
index
Stable economy with
vast and growing
military presence and
robust tech industry
(1) Source: S&P Case Shiller Home Price Index for San Diego County.
0%
20%
40%
60%
80%
100%
120%
140%
160%
180%
2003 2004 2005 2006 2007 2008 2009 2010 2011
2003 2004 2005 2006 2007 2008 2009 2010
2009: 106%
2003: 101%
2008: 80%
2004: 84%
2007: 66%
2005: 67%
2006: 64%
58% Avg LTV
San Diego County Home Prices
(1)
Bank’s Primary Market Area
Recovering
First
PacTrust’s
primary market area of San Diego has exhibited strong recovery rates in home prices.
2010: 100%

Pacific Trust Bank has $11.9 million of loan loss reserves which provide strong coverage against
$26
million in Core NPLs  The $2.5 million in REOs consist of 6 properties.
*
(1) Numbers are  Bank level gross of SVA
(2) An additional $8.3M in NPA held at FPTB including 2 land loans  totaling  $4.4M and 2 REO totaling $3.9M
(3) Gross Non-performing Assets (NPA) = Non-performing Loans (NPLs) + OREOs.
(4) Core NPL= Loans including TDR +90 Days DQ.     Core NPL is $26 million at March 31, 2011.
(5) Allowance for Loan Losses includes  $8.0M of GVA and $3.9M in SVA.
Non-Performing Asset Overview-
PACIFIC TRUST BANK*

Pacific Trust Bank’s 60-89 Day DQs declined for the third consecutive quarter while 90+ Day DQs increased due to delayed restructurings of a number of loans *
Delinquent Mortgages-
PACIFIC TRUST BANK*
*Non-performing loans increased by $7.7 million, to $27.6 million, or 3.31% of total assets during the first quarter of 2011. The increase was largely due to the following loans:  a $3.7 million multi-family loan and related $1.0 million HELOC, and
a
$1.8 million land loan

Total classified loans totaled $72.3MM at March 31, 2011 compared to $80.2M in 4Q10. Reduction reflects to transfer of 2 loans totaling $4.4 million to Bancorp.
Loans rated Substandard include loans on non-accrual and impaired TDR.
Classified Loans-
PACIFIC TRUST BANK
Pacific Trust Bank’s classified loans decreased in 3Q10 and 4Q10 from its peak in 2Q10.

Most of the Bank’s Classified Loans are  performing and earning interest income.
•
82% of Special Mention loans are performing.
•34% of Substandard loans are performing.
•18% of classified loans are TDR that are performing and earning interest income
Reason for SM
Classification
# of
Loans Balance
% of SM
Loans
60 Days DQ 9 $5,813,499 18%
Current but past due 1
or more times in past 6
months 10 $4,037,359 13%
BK with LTV >80% 2 $775,060 2%
DSC under 1.0 1 $3,765,950 12%
DQ Property Taxes (two
installments) 14 $10,912,810 35%
Performing TDR on
accrual 12 $3,810,156 12%
Performing TDR on
non-accrual 3 $2,505,710 8%
Total SM Loans : 51 $31,620,544
Reason for Sub
Classification # of Loans Balance % of Sub
Non-Performing 35 $25,965,589 64%
Performing:
TDR on non-accrual (not
yet made 6 consecutive
payments) 6 $3,791,710 9%
Impaired TDR on accrual 1 $3,090,050 8%
Rated Sub due to borrower
relationship to distressed
loan 13 $7,886,079 19%
Total Performing: 20 $14,767,839 36%
Total Sub Loans 55 $40,733,428
Summary of Classified Loans-PACIFIC TRUST BANK

25  TDRs valued at $14.3 million
are performing and earning
interest income
6 TDRs with balance of $9.9 million
are nonperforming
17 TDR valued at $16 million are
on non-accrual and interest
income is recognized on a cash
basis until they perform for 6
consecutive months
Weighted average interest rate of
performing TDR is 4.61%
(1) All balances are gross of SVA
TDR-
PACIFIC TRUST BANK
Payments # of Loans Book Value Avg Loan Size
Weighted
Avg Int Rate
1 Payment 2 $1,447,574 $723,787 3.03%
2 Payments 0 $0 N/A N/A
3 Payments 0 $0 N/A N/A
4 Payments 3 $3,103,712 $1,034,571 3.69%
5 Payments 0 $0 N/A N/A
6 Payments 1 $547,200 $547,200 5.20%
7 Payments 0 $0 N/A N/A
8 Payments 3 $3,370,143 $1,123,381 5.93%
9 Payments 1 $320,000 $320,000 5.60%
10 Payments 1 $511,500 $511,500 5.13%
11 Payments 4 $1,477,439 $369,360 5.55%
12+ Payments 10 $4,107,275 $410,728 5.28%
Total 25 $14,884,843 $595,394 4.61%
Performing TDR are well seasoned with solid yields

Call Report data shows $214 million of
“HELOCS”
which are primarily
1st TD mortgages to high net worth borrowers.
1st TD HELOCs have:
—
Average FICO score at origination of 743
—
Weighted average original LTV ratio of 56%
—
Average Debt-to-Income ratio of 34.9%
Pacific Trust Bank’s quarterly risk management practices for 1st TD HELOC include:
—
A reduction in credit limits if a loan’s refreshed LTV ratio exceeds 100%
—
Suspension of credit line if net advances exceed principal pay downs
Most of our “HELOCS”
are FIRST TRUST DEED
“GREEN” ACCOUNTS
HELOC-
PACIFIC TRUST BANK

All OREO is carried  at  levels
no more than 91%  of the most
recent appraised value.
Pacific Trust Bank holds 6 OREO assets (all single-
family homes) with a net value of $2.5 million
Bancorp holds 2 OREO assets including 1 land loan
and 1 SFR with an aggregate value of $4.0 million
OREOs- BANCORP AND BANK
As of 3/31/2011

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include tangible common equity, tangible common equity per share and core earnings.
Tangible common equity and tangible common equity per share are calculated by excluding preferred equity from stockholders’ equity
(of which we currently have none) and excluding any intangible assets (of which we currently have none) from assets. We believe that this is consistent with the treatment by the Office of Thrift Supervision, our regulatory agency, which excludes any intangible assets from the calculation of risk-based capital ratios. Accordingly, management believes that these non-GAAP financial measures provide information to investors that is useful in understanding the basis of our risk-based capital ratios. Management also believes that core earnings is a useful measure of assessing our operating performance.
Reconciliations of the non-GAAP measures to the comparable GAAP measures are provided below.
Non-GAAP Financial Information
3/31/11
Stockholders’
equity $ 135,650
Less: Intangible assets 0
Tangible common equity 135,650
3/31/11
Stockholders’
equity per share $ 13.94
Less: Effect of intangible assets 0.00
Tangible common equity per share 13.94
The following table presents a reconciliation of tangible common equity per share to stockholders’ equity per share:
The following table presents a reconciliation of tangible common equity to stockholders’ equity (dollars in thousands):

3/31/11
Net income $ 693
Add: Change of Control expense (net of tax) 541
Add: Non-core problem loan expenses (net of tax) 745
Core earnings 1,979
The following table presents a reconciliation of core earnings to net income (dollars in thousands):
Non-GAAP Financial Information
(Continued)